Income taxes	12 Months Ended
Dec. 31, 2010
Income taxes
Income taxes

5.              Income taxes

The components of profit (loss) before taxes were:

	Years ended December 31,
(Millions of dollars)	2010	2009	2008
U.S.	$778	$(648)	$2,146
Non-U.S.	2,972	1,217	2,355
	$3,750	$569	$4,501

Profit (loss) before taxes, as shown above, is based on the location of the entity to which such earnings are attributable. Where an entity’s earnings are subject to taxation, however, may not correlate solely to where an entity is located.  Thus, the income tax provision shown below as U.S. or non-U.S. may not correspond to the earnings shown above.

The components of the provision (benefit) for income taxes were:

	Years ended December 31,
(Millions of dollars)	2010	2009	2008
Current tax provision (benefit):
U.S.	$247	$(443)	$673
Non-U.S.	645	350	446
State (U.S.)	44	(13)	41
	936	(106)	1,160

Deferred tax provision (benefit):
U.S.	103	1	(335)
Non-U.S.	(75)	(149)	99
State (U.S.)	4	(16)	29
	32	(164)	(207)
Total Provision (benefit) for income taxes	$968	$(270)	$953

We paid net income tax and related interest of $264 million and $1,318 million in 2010 and 2008, respectively, compared to net income tax and related interest refunds of $136 million in 2009.

Reconciliation of the U.S. federal statutory rate to effective rate:

	Years ended December 31,
	2010		2009		2008
Taxes at U.S. statutory rate	$1,313	35.0%	$199	35.0%	$1,575	35.0%
(Decreases) increases in taxes resulting from:
Non-U.S. subsidiaries taxed at other than 35%	(339)	(9.0)%	(261)	(46.0)%	(124)	(2.8)%
State and local taxes, net of federal	27	0.7%	(19)	(3.3)%	46	1.0%
Interest and penalties, net of tax	16	0.4%	20	3.5%	11	0.2%
U.S. tax credits	(57)	(1.5)%	(47)	(8.2)%	(40)	(0.8)%
Other—net	(22)	(0.6)%	(29)	(5.1)%	(59)	(1.3)%
	938	25.0%	(137)	(24.1)%	1,409	31.3%

Tax law change related to Medicare subsidies	90	2.4%	—	—	—	—
Prior year tax and interest adjustments	(34)	(0.9)%	(133)	(23.4)%	—	—
Release of valuation allowances	(26)	(0.7)%	—	—	—	—
Non-U.S. earnings reinvestment changes	—	—	—	—	(456)	(10.1)%
Provision (benefit) for income taxes	$968	25.8%	$(270)	(47.5)%	$953	21.2%

The provision for income taxes for 2010 included a deferred tax charge of $90 million due to the enactment of U.S. healthcare legislation effectively making government subsidies received for Medicare equivalent prescription drug coverage taxable. Guidance on accounting for income taxes requires that the deferred tax effects of changes in laws be reflected in the financial statements in the period in which the legislation is enacted regardless of the effective date.  Deferred tax assets had previously been recorded based on the liability for other postretirement benefits without regard to the tax-free subsidy. As a result of the law change, deferred tax assets were reduced to reflect the expected future income tax on the subsidy.  Beginning in 2013, a cash tax cost will be incurred when the subsidies received increase taxable income.

This deferred tax charge was offset by a $34 million benefit related to the recognition of refund claims for prior tax years and a $26 million benefit for the release of a valuation allowance against the deferred tax assets of certain non-U.S. entities due to tax planning actions implemented in 2010.

The prior year tax benefits recorded in 2009 of $133 million primarily resulted from the U.S. settlement of tax years 1995 to 1999 and the true-up of estimated amounts used in the 2008 tax provision to the U.S. tax return as filed.  The settlement with the U.S. Internal Revenue Service (IRS) for tax years 1995 through 1999 resulted in a $46 million tax benefit related primarily to the true-up of estimated credits, a $14 million tax benefit to remeasure previously unrecognized tax benefits related to foreign sales corporation (FSC) commissions, and a $25 million benefit to adjust related interest, net of tax.

The provision for income taxes for 2008 includes tax benefits of $456 million related to changes in the reinvestment status of earnings of certain non-U.S. subsidiaries.  Repatriation of non-U.S. earnings resulted in a tax benefit of $409 million due to available foreign tax credits in excess of the U.S. tax liability on the dividend.  A benefit of $47 million was also recorded due to a change in tax status of a non-U.S. subsidiary allowing indefinite reinvestment of undistributed profits and reversal of U.S. tax previously recorded.

We have recorded income tax expense at U.S. tax rates on all profits, except for undistributed profits of non-U.S. subsidiaries of approximately $11 billion which are considered indefinitely reinvested.  Determination of the amount of unrecognized deferred tax liability related to indefinitely reinvested profits is not feasible.   If management intentions or U.S. tax law changes in the future, there may be a significant negative impact on the provision for income taxes to record an incremental tax liability in the period the change occurs.  A deferred tax asset is recognized only if we have definite plans to generate a U.S. tax benefit by repatriating earnings in the foreseeable future.  While uncertain, it is possible that we will change our assertion related to undistributed profits of certain non-U.S. subsidiaries in the next year resulting in the recognition of a tax benefit.

Accounting for income taxes under U.S. GAAP guidance requires that individual tax-paying entities of the company offset all current deferred tax liabilities and assets within each particular tax jurisdiction and present them as a single amount in the Consolidated Financial Position. A similar procedure is followed for all noncurrent deferred tax liabilities and assets. Amounts in different tax jurisdictions cannot be offset against each other. The amount of deferred income taxes at December 31, included on the following lines in Statement 2, are as follows:

	December 31,
(Millions of dollars)	2010	2009	2008
Assets:
Deferred and refundable income taxes	$824	$802	$785
Noncurrent deferred and refundable income taxes	2,493	2,704	3,298
	3,317	3,506	4,083
Liabilities:
Other current liabilities	7	11	9
Other liabilities	141	138	130
Deferred income taxes—net	$3,169	$3,357	$3,944

Deferred income tax assets and liabilities:

	December 31,
(Millions of dollars)	2010	2009	2008
Deferred income tax assets:
Pension	$1,065	$1,207	$1,888
Postemployment benefits other than pensions	1,501	1,362	1,530
Tax carryforwards	1,117	1,185	712
Warranty reserves	253	243	312
Unrealized profit excluded from inventories	269	229	275
Stock based compensation	215	182	148
Post sale discounts	142	112	140
Allowance for credit losses	111	102	134
Deferred compensation	106	95	78
Other—net	394	396	427
	5,173	5,113	5,644

Deferred income tax liabilities:
Capital and intangible assets	(1,423)	(1,185)	(1,233)
Translation	(169)	(96)	(133)
	(1,592)	(1,281)	(1,366)
Valuation allowance for deferred tax assets	(412)	(475)	(334)
Deferred income taxes—net	$3,169	$3,357	$3,944

At December 31, 2010, approximately $718 million of U.S. state tax net operating losses (NOLs) and $100 million of U.S. state tax credit carryforwards were available. The state NOLs primarily expire between 2014 and 2030.   The state tax credit carryforwards expire over the next ten years. We established a valuation allowance of $118 million for those state NOLs and credit carryforwards likely to expire prior to utilization.

At December 31, 2010, amounts and expiration dates of net operating loss carryforwards in various non-U.S. taxing jurisdictions were:

(Millions of dollars)

2011	2012	2013	2014	2015-2030	Unlimited	Total
$1	$4	$10	$34	$430	$905	$1,384

A valuation allowance of $294 million has been recorded at certain non-U.S. entities that have not yet demonstrated consistent and/or sustainable profitability to support the recognition of net deferred tax assets.

At December 31, 2010, amounts and expiration dates of U.S. tax credits available to carry forward were:

(Millions of dollars)

2016	2017	2018	2019	2020	Unlimited	Total
$26	—	—	$354	$130	$9	$519

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits for uncertain tax positions, including positions impacting only the timing of tax benefits, follows.

Reconciliation of unrecognized tax benefits: (1)

	Years ended December 31,
(Millions of dollars)	2010	2009	2008
Balance at January 1,	$761	$803	$703

Additions for tax positions related to current year	21	37	126
Additions for tax positions related to prior years	59	43	38
Reductions for tax positions related to prior years	(49)	(45)	(48)
Reductions for settlements (2)	—	(61)	(4)
Reductions for expiration of statute of limitations	(3)	(16)	(12)

Balance at December 31,	$789	$761	$803

Amount that, if recognized, would impact the effective tax rate	$667	$593	$646

(1)	Foreign currency translation amounts are included within each line as applicable.
(2)	Includes cash payment or other reduction of assets to settle liability.

We classify interest and penalties on income taxes as a component of the provision for income taxes. We recognized interest and penalties of $27 million, $(13) million and $18 million during the years ended December 31, 2010, 2009 and 2008, respectively.  The 2009 amount includes a benefit from adjustments for the 1995 through 1999 settlement as discussed above.  The total amount of interest and penalties accrued was $201 million, $170 million and $116 million as of December 31, 2010, 2009 and 2008, respectively.

It is reasonably possible that the amount of unrecognized tax benefits will change in the next 12 months.  However, we do not expect the change to have a significant impact on our results of operations or financial position.

The Internal Revenue Service (IRS) is currently examining U.S. tax returns for 2007 to 2009 and has completed its field examination of our tax returns for 1992 to 2006.  For tax years 1992 to 1994, we expect to litigate the unagreed adjustments related to transfer pricing.  In 2009, we reached a settlement with the IRS for tax years 1995 to 1999. For tax years 2000 to 2006, we are in the appeals process for unagreed adjustments primarily related to export tax benefits.   In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on our consolidated financial position, liquidity or results of operations.

In our major non-U.S. jurisdictions, tax years are typically subject to examination for three to six years.